November 2004 Analyst Meeting

Forward-Looking Statements This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, projections of refining margins, gasoline demand, crude oil production, our business initiatives, our cash flows and capital expenditures, and our refined product sales. We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "should", "will" and similar terms and phrases to identify forward-looking statements in this Presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation.

Tesoro Representatives Bruce Smith Chairman, President and Chief Executive Officer Bill Van Kleef Executive Vice President and Chief Operating Officer Greg Wright Executive Vice President and Chief Financial Officer Bill Finnerty Senior Vice President, Supply and Distribution Jim Taylor Senior Vice President, Manufacturing Lynn Westfall Vice President, Strategic Planning John Robertson Director, Financial Forecasting and Investor Relations 1

Agenda Historical perspective Market fundamentals (trends & outlook) Operational strategies Crude Manufacturing Marketing Investment opportunity 2

Historical Perspective Bruce Smith Chairman, President and Chief Executive Officer 3

To Create Opportunities that Exceed Yesterday's Success and Maximize Our Potential Vision Statement 4

Strategy Create a geographically-focused, value-added refining and marketing business that has: Economies of scale A low-cost structure Superior management information systems Outstanding employees focused on business excellence in a global market Objective Provide shareholders with competitive returns in any economic environment 5

Core Market 6

$2 $4 $6 $8 $10 $12 $14 $16 $18 $20 Dollars Per Barrel USGC 3:2:1 1994-1998 1995-1999 1996-2000 Source: Platts, OPIS ROLLING 5-YEAR AVERAGE Group III 3:2:1 PNW 5:3:1:1 SF 3:2:1 Core Market Cracks vs. Gulf Coast 7

Acquisition Improve Financial Performance Value Creation Cycle 8

Value Creation Cycle Acquisition Improve Financial Performance Acquire assets that: Are in connected markets Expand market presence Have access to multiple crude options Are synergistic Create a distribution network that: Is in proximity to our refineries Provides ratable offtake for our products Includes retail outlets in long product, niche markets Refining Marketing 9

Business Model Transformation "To Create Opportunities..." 10

Transformation Marked the beginning of Tesoro's transformation to a Refining and Marketing company 1997 Segment Operating Income Bolivia E&P Domestic E&P MS Alaska Refining Bolivia E&P 2 1997 4 37 6 21 5 Bolivia E&P Domestic E&P Alaska R&M Marine Services 1997 1998 1999 2000 2001 2002 2003 2004 YTD East 72.7 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 11

We acquired Hawaii and Anacortes assets Acquisition Began installing an enterprise-wide information system (SAP), that improved decision making in a larger, more complex company 1998 Transformation Bolivia E&P Domestic E&P MS Alaska Refining Bolivia E&P 2 1997 2 25 9 70 1 Domestic E&P Marine Services R&M 1997 1998 1999 2000 2001 2002 2003 2004 YTD East 72.7 127.6 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1998 data represents segment operating income before the $68.3 million write-downs of oil and gas properties Segment Operating Income Bolivia E&P 12

Completed installation of Phase I of the enterprise-wide information system Improve Financial Performance 1999 Sold the upstream business Transformation Bolivia E&P Domestic E&P MS Alaska Refining Bolivia E&P 2 1997 1 8 6 125 1 Bolivia E&P Domestic E&P Marine Services R&M 1997 1998 1999 2000 2001 2002 2003 2004 YTD East 72.7 127.6 198.9 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1998 data represents segment operating income before the $68.3 million write-downs of oil and gas properties 1999 includes earnings from E&P discontinued operations Segment Operating Income 13

Started construction of a $120 million Heavy Oil Project in Anacortes 2000 Improve Financial Performance Transformation Bolivia E&P Domestic E&P MS Alaska Refining Bolivia E&P 2 1997 5 110 10 79 5 R&M Marine Services 1997 1998 1999 2000 2001 2002 2003 2004 YTD East 72.7 127.6 198.9 199.5 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1998 data represents segment operating income before the $68.3 million write-downs of oil and gas properties 1999 includes earnings from E&P discontinued operations Segment Operating Income 14

Acquired our Mid-Continent business unit (North Dakota and Utah) 2001 Acquisition Transformation Bolivia E&P Domestic E&P MS Alaska Refining Bolivia E&P 2 1997 5 141 10 110 5 R&M Marine Services 1997 1998 1999 2000 2001 2002 2003 2004 YTD East 72.7 127.6 198.9 199.5 259.3 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1998 data represents segment operating income before the $68.3 million write-downs of oil and gas properties 1999 includes earnings from E&P discontinued operations Segment Operating Income 15

Acquired Golden Eagle and Beacon assets Completed Heavy Oil Project Announced $500 million debt reduction goal Sold 70 Beacon sites and North Dakota product pipeline for $166 million 2002 Acquisition Transformation Bolivia E&P Domestic E&P MS Alaska Refining Bolivia E&P 2 1997 5 34 2 27 5 R&M Marine Services 1997 1998 1999 2000 2001 2002 2003 2004 YTD East 72.7 127.6 198.9 199.5 259.3 63 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1998 data represents segment operating income before the $68.3 million write-downs of oil and gas properties 1999 includes earnings from E&P discontinued operations Segment Operating Income 16

2003 Improve Financial Performance First full year of operating the new Tesoro Transformation Sold Marine Services Met $500 million debt reduction goal Record segment operating income An increase of almost 500% since 1997 Changed from a regional to a functional decision-making organization Bolivia E&P Domestic E&P MS Alaska Refining Bolivia E&P 2 1997 5 250 6 177 5 R&M Marine Services 1998 data represents segment operating income before the $68.3 million write-downs of oil and gas properties 1999 includes earnings from E&P discontinued operations Segment Operating Income 1997 1998 1999 2000 2001 2002 2003 2004 YTD East 72.7 127.6 198.9 199.5 259.3 63 433 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 17

2004 YTD Improve Financial Performance Transformation Record segment operating income through 3Q of $761 million Prepaid nearly $400 million in debt Debt to capitalization now at 48% Name change Bolivia E&P Domestic E&P MS Alaska Refining Bolivia E&P 2 1997 5 250 6 177 5 R&M 0 100 200 300 400 500 600 700 800 1997 1998 1999 2000 2001 2002 2003 2004 YTD 1998 data represents segment operating income before the $68.3 million write-downs of oil and gas properties 1999 includes earnings from E&P discontinued operations Segment Operating Income 18

Today 19

Tesoro Refining & Marketing System Corporate Offices Auburn Office Long Beach Office Denver Office 20 Tesoro Analyst Conference - 11/04

Conoco Phillips Core Market Refining Capacity NOTE: Includes PADD V, PADD IV, ND, SD, NE, KS, NM, MN as reported by EIA as of January 1, 2004 for companies other than Tesoro. THOUSANDS OF BARRELS PER DAY Valero Tesoro BP Exxon Mobil Chevron Texaco Shell Koch 558 602 414 258 498 472 465 207 Alaska 2001 Utah & North Dakota 1998 Hawaii & Washington 2002 California 21

Strategy Create a geographically-focused, value-added refining and marketing business that has: Economies of scale A low-cost structure Superior management information systems Outstanding employees focused on business excellence in a global market 22

Tesoro Refining & Marketing Offices 23

Strategy Create a geographically-focused, value-added refining and marketing business that has: Economies of scale A low-cost structure Superior management information systems Outstanding employees focused on business excellence in a global market Objective Provide shareholders with competitive returns in any economic environment 24

What a Difference a Year Makes! September 30, 2003 September 30, 2004 Goals Reduce Debt Capex limited to Maintenance and Rapid 1-Year Paybacks Earnings Growth through Business Improvement Initiatives Pursue New Economic Projects Debt to Cap 62% 48% Cash $10 million $209 million Credit Rating BB- Stable BB+ Stable Credit Facility Capacity $500 million $750 million Organization Domestic, Functional Global, Functional Stock Price $8.46 $29.53 25

$35 0 1997 2003 2004 Stock Price 2001 2002 1999 2000 1998 26

Summary We have "created opportunities" We are in premium margin markets Our system is capable of generating excellent cash flow Multiple changes in market conditions and asset portfolio complicates financial comparisons and earning power assessment 27

Industry Fundamentals Lynn Westfall Vice President, Strategic Planning "The future ain't what it used to be." - Yogi Berra 28

$0 $8 Source: Platts / OPIS Dollars per Barrel 1982-1986 $1 $2 $3 $4 $5 $6 $7 PHASE I Gulf Coast 3:2:1 Crack Dollars per Barrel Refining Margins Have Exhibited 4 Major Phases Since Decontrol Phase I Characteristics and Causes Gasoline demand growth End of price controls 301 refineries operating at 70% utilization No environmental initiatives Commodity leaded gasoline Imports unrestricted 29

$0 $8 Source: Platts / OPIS Dollars per Barrel 1982-1986 1987-1990 $1 $2 $3 $4 $5 $6 $7 PHASE II PHASE I Gulf Coast 3:2:1 Crack Dollars per Barrel Phase II Characteristics and Causes Gasoline demand growth 82 refineries had shutdown Utilization at 83% Leaded gasoline phase out Two major grades - leaded & unleaded Unleaded not produced overseas Refining Margins Have Exhibited 4 Major Phases Since Decontrol 30

$0 $8 Source: Platts / OPIS Dollars per Barrel 1982-1986 1987-1990 1991-1999 $1 $2 $3 $4 $5 $6 $7 PHASE II PHASE I PHASE III Gulf Coast 3:2:1 Crack Dollars per Barrel Refining Margins Have Exhibited 4 Major Phases Since Decontrol Phase III Characteristics and Causes Gasoline demand growth 13 refineries had shutdown Utilization at 87% Major environmental initiatives on RFG-oxygenates/conversion additions Commodity unleaded gasoline Overseas unleaded production 31

$0 $8 Source: Platts / OPIS Gulf Coast 3:2:1 Crack Dollars per Barrel 1982-1986 1987-1990 1991-1999 2000-2004 Refining Margins Have Exhibited 4 Major Phases Since Decontrol Full utilization - 92% Regional clean air rules Limited capacity additions Five major types of gasoline Limited foreign capacity Phase IV Characteristics and Causes Gasoline demand growth 49 refineries had shutdown Industry consolidation created meaningful shift in refinery ownership $1 $2 $3 $4 $5 $6 $7 PHASE II PHASE I PHASE III PHASE IV 2002 Anomaly 32

The 2002 Margin Decline Was an Anomaly Because: 9-11 and a record warm winter produced simultaneous declines in demand for jet fuel and distillate fuel 2000 2001 2002 2003 YTD Aug 2004 Jet 0.03 -0.04 -0.021 -0.027 0.035 Distillate 0.042 0.033 -0.019 0.04 0.032 Annual Total U.S. Demand Change Source: EIA 33

PHASE I PHASE II PHASE III PHASE IV YTD Aug 2004 Growth 0.02 0.0139 0.014 0.013 0.018 U.S. Gasoline Demand Annual % Growth U.S. Gasoline Demand Growth Has Occurred in All Phases Source: EIA 34

Gasoline Demand Has Grown Steadily Except for the Period 1989-1991 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Demand 6.539 6.622 6.693 6.831 7.034 7.206 7.336 7.328 7.235 7.188 7.268 7.476 7.601 7.789 7.891 8.017 8.253 8.431 8.472 8.61 8.848 8.935 9.063 demand in mmbpd Source: EIA & Federal Highway Administration 35

÷ Miles per Gallon X Miles Driven per Vehicle Total Gasoline Demand Depends on 3 Factors Gasoline Demand = Number of Vehicles 36

1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Demand 6.539 6.622 6.693 6.831 7.034 7.206 7.336 7.328 7.235 7.188 7.268 7.476 7.601 7.789 7.891 8.017 8.253 8.431 8.472 8.61 8.848 8.935 9.063 demand in mmbpd The Number of Vehicles Does Not Explain the Demand Decline 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Demand 6539 6622 6693 6831 7034 7206 7336 7328 7235 7188 7268 7476 7601 7789 7891 8017 8253 8431 8472 8610 8848 8935 9063 # Vehicles 160.908 165.468 169 170.543 174.637 178.09 182.419 185.117 186.234 185.51 187.737 191.299 194.544 198.022 202.734 203.799 207.048 211.94 217.052 226.724 225.936 # vehicles- MM Source: EIA & Federal Highway Administration 37

1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Demand 6.539 6.622 6.693 6.831 7.034 7.206 7.336 7.328 7.235 7.188 7.268 7.476 7.601 7.789 7.891 8.017 8.253 8.431 8.472 8.61 8.848 8.935 9.063 demand in mmbpd 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 thousands of miles per vehicle The Number of Vehicles Does Not Explain the Demand Decline Source: EIA & Federal Highway Administration 38

1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Demand 6.539 6.622 6.693 6.831 7.034 7.206 7.336 7.328 7.235 7.188 7.268 7.476 7.601 7.789 7.891 8.017 8.253 8.431 8.472 8.61 8.848 8.935 9.063 demand in mmbpd Fuel Efficiency Accounted for the Demand Decline 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 miles per gallon Source: EIA & Federal Highway Administration 39

Total Gasoline Demand Depends on 3 Factors ÷ Miles per Gallon X Miles Driven per Vehicle Gasoline Demand = Number of Vehicles But What About the Effect of Gasoline Price? 40

Delta Miles per Vehicle vs. Delta Retail Price - % 3 Year Average Price 8.493340246 0.023394891 -1.283794651 5.979858921 14.96862297 17.58975008 5.792231732 -5.810911398 -8.203743884 -5.506353281 -10.83771063 -8.88735602 -8.963548139 -3.71269213 -2.898576304 -1.703198911 1.031248114 1.296509809 -3.651258472 -2.591769133 6.161515539 9.570822281 4.54017094 Mileage -1.188885077 1.534447665 1.308784975 -0.504809813 -2.02882615 -2.101023083 -0.192089219 1.167350393 1.970111332 1.3975704 1.390762386 1.518615997 2.492167052 1.430307622 1.062492306 0.494962094 0.553767658 1.144876613 1.241873498 1.105725205 0.222882177 -0.978847576 -0.108323974 Growth in # Vehicles adds 112 MBPD/Yr Less $20/Bbl= +67 MBPD Less $10/Bbl= 0 MBPD Prices thru 04 = (17) MBPD Prices thru 05 = (108) MBPD 41 annual change In mbpd PHASE I Demand Growth 133 Refinery Closures (180) Utilization Rate 275 Capacity Additions - Oxygenates - Imports 38 Source: EIA / Tesoro Growth in U.S. Gasoline Demand Supplied by: 42

annual change In mbpd PHASE I PHASE II Demand Growth 133 98 Refinery Closures (180) (108) Utilization Rate 275 141 Capacity Additions - 33 Oxygenates - - Imports 38 32 Source: EIA / Tesoro Growth in U.S. Gasoline Demand Supplied by: 43

annual change In mbpd PHASE I PHASE II PHASE III Demand Growth 133 98 103 Refinery Closures (180) (108) (73) Utilization Rate 275 141 40 Capacity Additions - 33 109 Oxygenates - - 21 Imports 38 32 6 Source: EIA / Tesoro Growth in U.S. Gasoline Demand Supplied by: 44

annual change In mbpd PHASE I PHASE II PHASE III PHASE IV Demand Growth 133 98 103 108 Refinery Closures (180) (108) (73) (12) Utilization Rate 275 141 40 - Capacity Additions - 33 109 66 Oxygenates - - 21 (6) Imports 38 32 6 60 Source: EIA / Tesoro Growth in U.S. Gasoline Demand Supplied by: 45

annual change In mbpd PHASE I PHASE II PHASE III PHASEIV FUTURE (3-4 Years) Demand Growth 133 98 103 108 110 Refinery Closures (180) (108) (73) (12) (50) Utilization Rate 275 141 40 - - Capacity Additions - 33 109 66 ? Oxygenates - - 21 (6) (12) Imports 38 32 6 60 ? Source: EIA / Tesoro Growth in U.S. Gasoline Demand Supplied by: 46

Future Investments Are Targeted for Sulfur Removal, Not Conversion Increases 1994-2003 2004-2007 Conversion 96 55 Hydrotreating 165 491 Annual Capacity Increases mbpd Source: Oil & Gas Journal 47 annual change In mbpd PHASE I PHASE II PHASE III PHASE IV FUTURE (3-4 Years) Demand Growth 133 98 103 108 110 Refinery Closures (180) (108) (73) (12) (50) Utilization Rate 275 141 40 - - Capacity Additions - 33 109 66 Oxygenates - - 21 (6) (12) Imports 38 32 6 60 ? Source: EIA / Tesoro Growth in U.S. Gasoline Demand Supplied by: 50? 48

annual change In mbpd PHASE I PHASE II PHASE III PHASE IV FUTURE (3-4 Years) Demand Growth 133 98 103 108 110 Refinery Closures (180) (108) (73) (12) (50) Utilization Rate 275 141 40 - - Capacity Additions - 33 109 66 50? Oxygenates - - 21 (6) (12) Imports 38 32 6 60 Source: EIA / Tesoro Growth in U.S. Gasoline Demand Supplied by: 122? 49

Worldwide Refinery Capacity Is Effectively Full 1995 2003 Asia 16108 4366 879.11 854.28 807.3 796.86 Europe 16920 62 807.3 796.86 Asia 16108 4366 879.11 854.28 CIS 512104 420295 million barrels per day Source: Purvin & Gertz 50

Source: FACTS Inc Chinese Petroleum Demand Continues to Grow 2003 2004 2007 2010 Gasoline 939 1057 1261 1448 Kero 197 216 251 294 Diesel 1903 2162 2550 2891 Resid 789 890 966 994 Other 1325 1463 1765 2051 mbpd 51

Worldwide Refinery Capacity Is Effectively Full 1995 2003 Asia 16108 4366 879.11 854.28 Europe 16920 62 807.3 796.86 Europe 16920 62 807.3 796.86 Asia 16108 4366 879.11 854.28 CIS 512104 420295 million barrels per day Source: Purvin & Gertz + intermediates = 90% 52

Source: Purvin & Gertz, Oil & Gas Journal European Gasoline Production Has Been Flat At Maximum Capacity Regardless Of U.S. Prices 1999 2000 2001 2002 2003 2003 Production 3717 3662 3654 3724 3689 3926 Price Delta 8.4 10.9 12.1 8.4 10.7 Production mbpd 53

1999 2000 2001 2002 2003 2003 Production 3717 3662 3654 3724 3689 3926 Price Delta 8.4 10.9 12.1 8.4 10.7 Production Source: Purvin & Gertz, Oil & Gas Journal European Gasoline Production Has Been Flat At Maximum Capacity Regardless Of U.S. Prices 94% Capacity mbpd 54

Source: Purvin & Gertz, Oil & Gas Journal European Gasoline Production Has Been Flat At Maximum Capacity Regardless Of U.S. Prices 1999 2000 2001 2002 2003 2003 Production 3717 3662 3654 3724 3689 3926 Price Delta 8.4 10.9 12.1 8.4 10.7 mbpd ¢/gallon - NY vs. Rotterdam Capacity Production Price Delta 94% 55

1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 Gasoline 3307 3309 3366 3357 3337 3323 3370 3374 3370 3356 3215 3169 3096 3035 Diesel 2318 2341 2435 2526 2585 2659 2810 2863 2998 3143 3260 3377 3400 3563 Excess Gasoline In Europe Results From A Demand Decline Due To Diesel Growth Source: Purvin & Gertz Average 2000-2003 Gasoline Demand Decline = 60 mbpd/year Gasoline Diesel Transportation Demand mbpd 56

Maximum Gasoline Sulfur Content 2003 2004 2005 2006 Thereafter U.S. 300 120 90 30 30 Canada 150 150 30 30 30 Europe 150 150 50 50 10 Japan 100 50 50 50 10 Source: Turner, Mason & Company PPM 57

West Coast Crude Production 1996 1997 1998 1999 2000 2001 2002 2003 2004 Aug YTD Alaska 1396 1296 1175 1050 965 953 985 971 839 California 954 930 914 850 741 714 707 719 720 mbpd Source: PacWest 58

PADD V Crude Balance 1996 1997 1998 1999 2000 2001 2002 2003 2004 Aug YTD East -149 -253 -418 -521 -777 -879 -878 -905 -958 0 mbpd Source: PacWest 59

PADD V Crude Import Quality 1st Qtr 1996 34.7 1997 33.5 1998 32.4 1999 32.6 2000 31.6 2001 31.3 2002 31.5 2003 31.1 2004 June YTD 30.3 Gravity In Degrees API Sulfur % 1st Qtr 1996 0.81 1997 0.96 1998 1.1 1999 1.1 2000 1.2 2001 1.17 2002 1.03 2003 1.23 2004 June YTD 1.24 Source: EIA 60

World Crude Production Increases Lt Sour Hi TAN Hvy Sr Lt Swt MBPD 2612 1940 1696 558 Source: Purvin & Gertz (acidic) mbpd increase by type - 2003 to 2010 61

Western Canada Crude Production 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Bitumen 332 427 522 617 656 695 734 773 814 899 984 Synthetic 444 557 670 784 917 1050 1183 1316 1450 1495 1540 776 984 1192 1401 1573 1745 1917 2089 2264 2394 2524 Source: Purvin & Gertz mbpd 62

1.5% AVERAGE 2.5% AVERAGE The West Coast Has Outpaced the Rest of the Nation in Gasoline Demand Increases 2000 2001 2002 2003 YTD Aug 2004 Total U.S. 0.005 0.016 0.028 0.01 0.018 0 West Coast 0.028 0.013 0.049 0.008 0.025 0 Source: EIA Annual Growth 63

West Coast Refiners Have Produced Record Amounts of Gasoline to Meet Demand 2000 2001 2002 2003 YTD Aug 2004 California 1050 1053 1088 1089 1097 Other 308 307 374 353 313 Source: EIA / CEC PADD V Gasoline Production MBPD 64

West Coast Gasoline Imports Have Shifted to Europe Since MTBE Phaseout 2000 2001 2002 2003 YTD June 2004 Europe 0 4 6 2 15 S. America 2 1 0 0 2 Canada 1 1 7 17 21 Middle East 0 1 2 12 6 Asia 7 12 8 21 10 Source: EIA MBPD 65

Industry Fundamentals Summary Industry fundamentals are strong Gasoline demand growth is fairly inelastic and should average about 1.5% per year Gasoline demand growth must be met by record imports Differing gasoline specifications hinder expansions and imports Imports must come from areas that are already at high utilization rates West Coast gasoline demand growth and margins should remain above those in the rest of the country The West Coast will be challenged to replace domestic crudes 66

What's Next? Bill Van Kleef Executive Vice President and Chief Operating Officer "To Create Opportunities..." 67

Acquisition Improve Financial Performance Value Creation Cycle 68

Business Improvement Initiatives A self-help project Business Improvement Initiatives include: Gross margin improvements Feedstock optimization Increase in refinery utilization Cost management Product channel management Generally low-capital or no-capital projects 69

Targets for Business Improvement Initiatives 2004 2004 2005 50 Manufacturing 18 23 42 Supply & Distribution 11 14 Marketing 16 5 $ in millions RELATIVE TO 2003 $100 MILLION TARGET 70

Regional Decision- Making Structure San Antonio President President President President President President 71

Manufacturing Supply and Distribution Functional Decision- Making Structure Marketing Planning and Optimization Greater accountability Improved decision-making Have attracted industry expertise with diverse backgrounds 72

Manufacturing Jim Taylor Senior Vice President, Manufacturing 73

Top Priority: Operate Responsibly Safe, environmentally sound and reliable operations Safety performance is improving across the Tesoro system Recordable frequency has steadily improved throughout 2004 1.5 for 1Q04 vs. 2.5 for 2003 Incident severity is also lower No DAWF incidents in 3Q04 2,000,000 employee man-hours at Golden Eagle without a DAFW 74

Improving Productivity Utilization and clean product yield Utilization is different than throughput Productivity drivers Availability: reliability and shorter/fewer turnarounds Debottlenecking Support from marketing and crude supply 1% increase in utilization worth $12 million net margin at mid-cycle 75

System EDC Utilization 12 Month Trailing Average % uEDC JUN JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN JUL AUG SEP 2003 2004 2002 AVG. 82% Turnaround 76

JUN JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN JUL AUG SEP 2003 2004 Clean Product Yields mbpd GASOLINE + JET + DIESEL 12 Month Trailing Average 77

2003 2004 Heavy Product Yields mbpd JUN JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN JUL AUG SEP 12 Month Trailing Average 78

Examples of Projects to Improve Productivity Mandan FCC revamp Hawaii naphtha reconfiguration Anacortes FCC debottlenecking Salt Lake City DDU Controls modernization 79

Targets for Business Improvement Initiatives 2004 2004 2005 23 Gross Margin 18 23 42 $ in millions RELATIVE TO 2003 80

2005 Business Improvement Initiative Targets Gross margin improvement Utilization Clean product yield Energy conservation Plant automation Utilization Operating expense Maintenance Routine: work management process Turnaround: risk-based work selection 81

Trends from 2002 Solomon Survey Refiners find it increasingly difficult to absorb inflation Total expense trends are up However, higher utilization apportions fixed costs over more volume Unit expense trends are flat or declining 82

Direct Expenses $ in millions per quarter 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 Total Cost 121 126 130 131 130 137 145.4 $ per barrel 0 $3.50 $1.75 NON-ENERGY in $ per barrel TOTAL in $ per barrel MANUFACTURING COSTS BEFORE D&A 83

Manufacturing Annual Capital Spending vs. Industry Benchmarks Tesoro Tesoro Tesoro $ in millions Solomon* 2004e 2005b Average 2006e-2008e Turnaround and Catalyst $ 64 45 55 52 Clean Fuels 54 45 62 13 Sustaining and HSE 34 97 49 49 Economic/Strategic 67 28 38 106 Total $ 220 215 225 220 * 2003 - 2007 average estimate 84

Upcoming Scheduled Turnarounds Location Start Days Duration Scope CA 4Q04 18 FCC Boiler Inspection CA 1Q05 30 Hydrocracker Block PNW 1Q05 32 Crude Unit, Reformer HI 2Q05 30 Plant-Wide GE 4Q05 21 DHT, Reformer 85

Major Projects $ in millions 2005 Turnarounds $ 55 Ultra-low sulfur diesel 37 Low sulfur gasoline 25 MACT II (clean air) 19 GE Tank Modernization 15 Economic 38 Miscellaneous Sustaining 36 Total $ 225 86

Additional Business Improvement Initiatives Crude flexibility Waterborne logistics Sulfur handling Energy efficiency 87

Manufacturing Summary Safe, environmentally sound, and reliable Health and safety expectations Operating excellence Efficient routine maintenance Availability Energy conservation Asset optimization Utilization growth Clean product yield Crude flexibility 88

Supply & Distribution Strategy Bill Finnerty Senior Vice President, Supply and Distribution 89

S&D Strategies System Optionality in a Global Market Enhanced organizational capability Crude flexibility & diversification Crude Oil 90 Tesoro Analyst Conference - 11/04

"FUNCTIONAL EXCELLENCE & INTEGRATED TEAMWORK" Organizational Capability WORLD CLASS S&D Business Processes Chartering Loss Control Scheduling Trading Risk Management Transportation Trading Controls Marketing Back Office Corporate Services Manufacturing Planning & Optimization 91

LOWER RISK / OPPORTUNITY LEVEL RISK / OPPORTUNITY LEVEL RISK / OPPORTUNITY LEVEL HIGHER Base Supply Driven Internal Supply Optimization Supply-Based External Opportunity Optimization Asset-Driven Niche Trading Non-Asset, For Profit Trading S&D Business Models Tesoro Area of Focus Supply-Based External Opportunity Optimization 92

Supply & Distribution Offices San Antonio Long Beach Calgary Denver Singapore 93

Crude Flexibility & Diversification Diversify supply options Expand lease portfolio Proactive market focus & presence 94

Mid-Continent Local Advantaged Crude Supply Pipeline Access to Canadian Increasing production in Williston Basin 95 Tesoro Analyst Conference - 11/04

Lease Crude for Refinery Supply MONTANA NORTH DAKOTA SASKATCHEWAN ALBERTA MANITOBA To Mandan MINNESOTA Edmonton To Anacortes Tesoro Pipeline 3rd Party Pipeline Bakken Field Clearbrook 96

Local Advantaged Crude Supply Water Access (Aframax) Alaska ANS ACI Far East Russian 97 Tesoro Analyst Conference - 11/04

Deepwater SPM, Suez Max vessels Ability to run multiple grades Increasing ability to handle sour grades Term supply with Saudi Aramco Hawaii West Africa Middle East Far East Canadian South America ANS Russian Australia North Sea 98

Pacific Northwest Deepwater dock access Canadian pipeline access, increasing supply source Flexibility on Crude grades Increasing ability for heavy, sour grades Increased ability to meet California product specifications Middle East Far East Canadian ANS Lease purchases Exchange into Canadian Supply West Africa North Sea 99 Tesoro Analyst Conference - 11/04

Pipeline and water access Heavy crude refinery Ability to take advantage of light /heavy differentials Close access to heavy Canadian and South American grades California Middle East Far East Canadian ANS South America SJV 100 Tesoro Analyst Conference - 11/04

Expanded Presence 101

Targets for Business Improvement Initiatives 2004 2004 2005 Gross Margin 18 0 11 Fixed Cost 2 11 14 Variable Cost 2 4 6 $ in millions Relative to 2003 102

Flexibility & diversification 10¢ per barrel ~ $18 million Logistics Business processes 2005 Business Improvement Initiatives 103

$ in millions 2004e 2005b Economic $ 1 2 Sustaining 5 10 Total $ 6 12 Capex 104

S & D Crude Summary System Optionality in a Global Market Enhanced organizational capability Supply based external optimization Crude flexibility & diversification Diversify supply options Proactive market focus & presence 105

Marketing and Planning & Optimization Bill Van Kleef Executive Vice President and Chief Operating Officer 106

Marketing Strategy Provide ratable distribution of refinery production Capture incremental margin over spot alternative Emphasize low-cost commercial marketing channel Utilize "brand" in selected markets 107

Sales Channel 2004e Branded 7% Commercial 74% Spot 19% 108

Commercial Trends 2003 2004e 2005e MBPD 357 381 401 300 109

Commercial Trends Largest PADD V supplier to the unbranded market Major Jet supplier in Hawaii, Alaska, California & Utah Significant supplier to Marine and Industrial customers 110

"Branded" System is Focused on Enterprise Value 111

Allows greater utilization of refinery assets Focused in North Dakota, Utah, Hawaii and Alaska Selective future capital investments "Branded" System is Focused on Enterprise Value 112

Targets for Business Improvement Initiatives 2004 2004 2005 16 Sales Channel Upgrade 18 16 5 Non-Fuel Margins 5 1 $ in millions RELATIVE TO 2003 113

Capex $ in millions 2004e 2005b Environmental $ - 3 Maintenance 3 2 Economic 1 10 Total $ 4 15 114

Operate assets to generate maximum system profitability Coordinate decisions among Manufacturing, Supply & Distribution, and Marketing Responsibilities include: Crude selection and run rates Logistics optimization System balancing Planning & Optimization Overview 115

Some Observations "...Exceed Yesterday's Success..." To Create Opportunities that 116

117 Tesoro Analyst Conference - 11/04

LS Fuel Oil Feedstock Gasoline Fuel Oil Feedstock Gasoline 2004 YTD System Optimization Products & Feedstocks $85 million estimated margin improvement CARB Gasoline 118 Tesoro Analyst Conference - 11/04

LS Fuel Oil Feedstock Gasoline CARB Component Fuel Oil Feedstock Gasoline 2005 System Optimization Products & Feedstocks CARB Gasoline 119 Tesoro Analyst Conference - 11/04

$1.70 $2.45 80¢ CONSENSUS A Wide Range of Earnings Expectations @ 10/03 FIRST CALL CONSENSUS ESTIMATES $1.70 at 10/03 CONSENSUS CONSENSUS $5.43 @ 11/04 2005 @ 11/04 $1.10 $3.03 CONSENSUS $4.90 120

2005 Analyst Consensus Peer Comparisons earnings per share 2004 2005 ^ Tesoro $ 5.43 $ 3.03 (44.2%) Premcor $ 4.95 $ 4.06 (18.0%) Valero $ 5.82 $ 5.44 (6.5%) Sunoco $ 7.24 $ 6.29 (13.1%) as of 11/05/04 121

Some Observations EPS variation due to a combination of Future industry margin outlook 122

Uncertainty About Future Industry Margins Impact of China demand Impact of high crude prices 123

Impact of High Crude Prices 124

Uncertainty About Future Industry Margins Impact of China demand Impact of high crude prices "Golden age" of refining margins? 125

"Golden Age" of Refining Margins? Industry Cracks $ per barrel 1998 data represents segment operating income before the $68.3 million write-downs of oil and gas properties 1999 includes earnings from E&P discontinued operations 126

Uncertainty About Future Industry Margins Broker 2005 Recommendation Target Margin Assumption for 2005 Petrie Parkman 4.90 Buy $35.00 Above mid-cycle - below '04 CSF Boston 4.26 Outperform/Mkt Wt $35.00 Above mid-cycle - below '04 Simmons & Company 3.60 Overweight $37.00 Above mid-cycle - below '04 Goldman Sachs 3.60 Mkt In Line/ Attract. $20.00 Above mid-cycle - below '04 Prudential 3.45 Overweight $35.00 Above mid-cycle - below '04 Johnson Rice 3.06 Overweight $20.00 Above mid-cycle - below '04 Natexis Bleichroeder 2.97 Buy $30.00 Above mid-cycle - below '04 Independent Research Group 2.85 Neutral $32.00 Above mid-cycle - below '04 Lehman Brothers 3.40 Overweight/Neutral $30.00 Mid-cycle Friedman Billings 3.25 Mkt Perform/Mkt Wt $28.00 Mid-cycle Deutsche Bank 3.00 Buy $27.00 Mid-cycle Oppenheimer 2.43 Neutral $32.00 Mid-cycle Howard Weil 2.25 Hold N/A Mid-cycle UBS Warburg 1.99 Reduce $18.00 Mid-cycle Merrill Lynch 1.80 Sell N/A Mid-cycle Bear Stearns 1.10 Underperform/Mkt Wt $8 - 32.00 Mid-cycle + 5% 127

Some Observations EPS variation due to a combination of Future industry margin outlook Uncertainty about the amount of Free Cash Flow 128

Uncertainty About Amount of Free Cash Flow Rapid growth of refinery portfolio 129

Rapid Growth 0 100 200 300 400 500 600 700 800 1997 1998 1999 2000 2001 2002 2003 2004 YTD 1998 data represents segment operating income before the $68.3 million write-downs of oil and gas properties 1999 includes earnings from E&P discontinued operations # of refineries 6 5 4 3 2 1 $ in millions Segment Operating Income 130

Uncertainty About Amount of Free Cash Flow ASSUMED MID-CYCLE CALCULATIONS* ASSUMED MID-CYCLE CALCULATIONS* ASSUMED MID-CYCLE CALCULATIONS* $ in millions PRE- GOLDEN EAGLE 2001 POST- GOLDEN EAGLE 2002 2004 Refinery Count 5 6 6 EBITDA $ 325 $ 550 $ 575 Cash Interest $ 80 $ 155 $ 113 Cash Taxes (50% Deferred) $ 35 $ 45 $ 60 CAPEX (including Turnarounds) $ 135 $ 175 $ 225 Required Debt Repayments $ 35 $ 55 $ 2 Free Cash Flow $ 40 $ 120 $ 175 * Based on Company projections for throughput volumes and industry margins using historical "5-year industry averages" by comparing gasoline, diesel and jet fuel prices to crude oil prices in our market areas. Does not reflect actual historical performance. 131

Some Observations EPS variation due to a combination of Future industry margin outlook Uncertainty about the amount of Free Cash Flow Misperceptions 132

Common Misperceptions About Company Leverage is higher than peers 133

Misperception: Leverage August 1, 2003 "Over 90% of the debt "payment" came from new borrowings in the form of off-balance sheet letters of credit and a working capital reduction" April 7, 2003 "We suspect the company is looking to issue equity. This was Tesoro's modus operandi; last year, after experiencing liquidity problems in the first quarter of 2002 and following its purchase of the Golden Eagle refinery." 134

FACT: Debt to Cap TESORO TESORO PREMCOR SUNOCO VALERO Cash as of 9/30/04 $ in millions $ 209 710 293 681 Total Debt as of 9/30/04 $ in billions $ 1.2 1.8 1.5 4.6 Total Debt / EBITDA(a)(b) 1.4x 2.3x 1.2x 1.5x Total Debt (Net of Cash) / EBITDA 1.2x 1.4x 0.9x 1.3x Source: Company reports on Form 10-K, 10-Q and 8-K SEC filings EBITDA is presented on a trailing twelve months basis as of 9/30/04. See Appendix for calculation. EBITDA for peers is presented on a trailing twelve months basis as of 9/30/04 and taken from Reports on Form 10-Q, 10-K and 8-K and is computed in a similar manner as Tesoro's calculation in note (a). EBITDA referenced from slide titled FACT: Strong Free Cash Flow 135

Common Misperceptions About Company Leverage is higher than peers History of overpaying for acquisitions 136

Purchase Price Less Inventories 673 Less: Pipeline Assets Sold (100) Refining Assets $ 573 Original EBITDA Projection $ 140 Multiple 4.1x Actual Annualized Refining Contribution* (September 2001 - September 2004) $ 133 Multiple 4.3x *Represents refining margin per barrel (gross refining margin per barrel less manufacturing cost before depreciation and amortization per barrel) multiplied by actual refining throughput during September 2001 through September 2004 averaged over a 12 month period. *Represents refining margin per barrel (gross refining margin per barrel less manufacturing cost before depreciation and amortization per barrel) multiplied by actual refining throughput during September 2001 through September 2004 averaged over a 12 month period. ($ millions) FACT: Acquisition Track Record Mandan & Salt Lake City 137

$ in millions September 2001 - September 2004 Refining Operating Contribution* $ 409 Less: Capex (77) Turnaround (51) Cash Contribution $ 281 Refining Asset Cash Purchase Price $ 573 % of Acquisition 49% *Represents refining margin per barrel (gross refining margin per barrel less manufacturing cost before depreciation and amortization per barrel) multiplied by actual refining throughput during September 2001 through September 2004. *Represents refining margin per barrel (gross refining margin per barrel less manufacturing cost before depreciation and amortization per barrel) multiplied by actual refining throughput during September 2001 through September 2004. FACT: Acquisition Track Record Mandan & Salt Lake City 138

($ millions) FACT: Acquisition Track Record Purchase Price Less Inventories $ 945 Original EBITDA Projection (incl. Retail) $ 275 Multiple 3.4x Total Purchase Price $ 945 Less: Retail Assets Sold (66) Purchase Price for Refining Assets $ 877 Actual Annualized Refining Contribution* (May 2002 - September 2004) $ 327 Multiple 2.7x *Represents refining margin per barrel (gross refining margin per barrel less manufacturing cost before depreciation and amortization per barrel) multiplied by actual refining throughput during May 2002 through September 2004 averaged over a 12 month period. *Represents refining margin per barrel (gross refining margin per barrel less manufacturing cost before depreciation and amortization per barrel) multiplied by actual refining throughput during May 2002 through September 2004 averaged over a 12 month period. Golden Eagle 139

$ in millions May 2002 - September 2004 Refining Operating Contribution* $ 778 Less: Capex (159) Turnaround (43) Cash Contribution $ 576 Purchase Price for Refining Assets $ 877 % of Acquisition 66% *Represents refining margin per barrel (gross refining margin per barrel less manufacturing cost before depreciation and amortization per barrel) multiplied by actual refining throughput during May 2002 through September 2004. *Represents refining margin per barrel (gross refining margin per barrel less manufacturing cost before depreciation and amortization per barrel) multiplied by actual refining throughput during May 2002 through September 2004. FACT: Acquisition Track Record Golden Eagle 140

Common Misperceptions About Company Leverage is higher than peers History of overpaying for acquisitions Weak free cash flow 141

Misperceptions: Weak Free Cash Flow August 1, 2003 "...weak free cash flow generation... ...it would take 23 years to pay down debt to just $1.0 billion" May 7, 2004 " ...free cash flow from operations... ...it would take 5 years to cut Tesoro's current $1.6 billion in debt to an even $1.0 billion. At our estimate it would take 8-10 years" 142

$2 $4 $6 $8 $10 $12 $14 $16 $18 $20 Dollars Per Barrel * Group III 3:2:1 PNW 5:3:1:1 SF 3:2:1 USGC 3:2:1 1994-1998 1995-1999 1996-2000 1997-2001 1998-2002 1999-2003 2004 YTD * as of 11/5/04 Source: Platts, OPIS Core Market Cracks vs. Gulf Coast Rolling 5-Year Average 143

TESORO SUNOCO PREMCOR VALERO 0.22 0.42 0.51 0.74 West 30.6 34.6 31.6 38.6 North 45.9 45 43.9 46.9 Present Value of Future Clean-Fuels CAPEX Dollars Per Barrel of Capacity Source: Company data, Friedman, Billings, Ramsey Research estimates as of 8/1/04 144

FACT: Exceeded Debt Repayment Expectations Historical POST- GOLDEN EAGLE 2002(1) @ 9/30/04 Total Debt $ in billions $2.1 $1.2 Total Debt / Total Cap 69% 48% Represents historical financial information as of 6/30/02. As referenced in slide titled FACT: Debt to Cap Historical as of 9/30/04 TESORO PREMCOR SUNOCO VALERO Total Debt / Total Cap 48% 48% 46% 39% Total Debt / EBITDA(2) 1.4x 2.3x 1.2x 1.5x Source: Company reports on Form 10-K, 10-Q and 8-K SEC filings 145

EBITDA is presented on a trailing twelve months basis as of 9/30/04. See Appendix for detail on Tesoro calculation. EBITDA for peers is presented on a trailing twelve months basis as of 9/30/04 and taken from reports on Form 10-K, 10-Q and 8-K and is computed in a similar manner as Tesoro's calculation in note (a). Throughput represents average total throughput on a trailing twelve month basis as of 9/30/04. TESORO TESORO PREMCOR SUNOCO VALERO EBITDA(a)(b) TTM as of 9/30/04 - $ in millions $ 860 797 1,252 3,077 EBITDA per Barrel of Throughput(c) $ 1,647 1,342 1,397 1,411 FACT: Strong Free Cash Flow Source: Company reports on Form 10-K, 10-Q and 8-K SEC filings 146

Common Misperceptions About Company Leverage is higher than peers History of overpaying for acquisitions Weak free cash flow Critical refinery maintenance deferred 147

Misperceptions: Critical Maintenance Deferred August 1, 2003 "Tesoro already has deferred important refinery maintenance and turnarounds to free up cash" 148

RECORDABLES INDUSTRY AVERAGE 1.46 DAFW INDUSTRY AVERAGE 0.42 2002 2003 Sept 2004 YTD RECORDABLES DAFW 3Q04 Recordables 1.66 DAFW none Manufacturing Safety Incident Rate Through September 2004 149

System EDC Utilization 12 Month Trailing Average % uEDC JUN JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN JUL AUG SEP 2003 2004 2002 AVG. 82% Turnaround 150

Common Misperceptions About Company Leverage is higher than peers History of overpaying for acquisitions Weak free cash flow Critical refinery maintenance deferred Minimal equity value 151

Misperception: Minimal Equity Value April 7, 2003 "Tesoro's stock may have no value" November 6, 2003 "Tesoro's share price overvalued based on our 2004 estimate (80¢)... Our downside target (price) reflects our appraised value estimate of 19¢ per share" 152

$35 0 1997 2003 2004 Stock Price 2001 2002 1999 2000 1998 153

Financial Modeling 154

Financial Modeling Supplemental data for modeling TSO earnings is provided in operating data in press releases and supplemental financial data posted on our website Throughputs, yield; crude & feedstock percentage, realized margins, opex, G&A, interest & taxes Quarterly data since 2001 We are expanding our website to include weekly cracks Mid-cycle EBITDA & free cash flow 155

Assumed Mid-Cycle Calculations* $ in millions PRE- GOLDEN EAGLE 2001 POST- GOLDEN EAGLE 2002 2004 Refinery Count 5 6 6 EBITDA $ 325 $ 550 $ 575 Cash Interest $ 80 $ 155 $ 113 Cash Taxes (50% Deferred) $ 35 $ 45 $ 60 CAPEX (including Turnarounds) $ 135 $ 175 $ 225 Required Debt Repayments $ 35 $ 55 $ 2 Free Cash Flow $ 40 $ 120 $ 175 * Based on Company projections for throughput volumes and industry margins using historical "5-year industry averages" by comparing gasoline, diesel and jet fuel prices to crude oil prices in our market areas. Does not reflect actual historical performance. 156

$2 $4 $6 $8 $10 $12 $14 $16 $18 $20 Dollars Per Barrel * Group III 3:2:1 PNW 5:3:1:1 SF 3:2:1 1994-1998 1995-1999 1996-2000 1997-2001 1998-2002 1999-2003 2004 YTD * as of 11/5/04 Source: Platts, OPIS Core Market Cracks Rolling 5-Year Average 157

$ in millions 2004 Outlook 2005 Budget Sustaining* $ 165 165 Economic 30 40 Turnaround 50 55 Total $ 245 260 Capex Summary * Includes maintenance, safety and environmental (including clean fuels) 158

$ in millions PRE- GOLDEN EAGLE 2001 POST- GOLDEN EAGLE 2002 2004 Refinery Count 5 6 6 EBITDA $ 325 $ 550 $ 575 Cash Interest $ 80 $ 155 $ 113 Cash Taxes (50% Deferred) $ 35 $ 45 $ 60 CAPEX (including Turnarounds) $ 135 $ 175 $ 225 Required Debt Repayments $ 35 $ 55 $ 2 Free Cash Flow $ 40 $ 120 $ 175 Assumed Mid-Cycle Calculations* $ in millions PRE- GOLDEN EAGLE 2001 POST- GOLDEN EAGLE 2002 2004 INCLUDING INITIATIVES Refinery Count 5 6 6 EBITDA $ 325 $ 550 $ 635 Cash Interest $ 80 $ 155 $ 113 Cash Taxes (50% Deferred) $ 35 $ 45 $ 75 CAPEX (including Turnarounds) $ 135 $ 175 $ 225 - $ 250 Required Debt Repayments $ 35 $ 55 $ 2 Free Cash Flow $ 40 $ 120 $ 195 - $ 220 * Based on Company projections for throughput volumes and industry margins using historical "5-year industry averages" by comparing gasoline, diesel and jet fuel prices to crude oil prices in our market areas. Does not reflect actual historical performance. Calculations for 2004 include $60 million of targeted company initiatives. 159

Source: Platts, OPIS Core Market Cracks Rolling 5-Year Average $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 Dollars Per Barrel * Group III 3:2:1 PNW 5:3:1:1 SF 3:2:1 1994-1998 1995-1999 1996-2000 1997-2001 1998-2002 1999-2003 2004 YTD * as of 11/5/04 2000 - 2004 Less 2002 160

Margin Sensitivity Analysis* * Based on Company projections for throughput volumes and industry margins using historical "industry averages" (for periods shown above) by comparing gasoline, diesel and jet fuel prices to crude oil prices in our market areas. Does not reflect actual historical performance. Assumed Average Industry Margins $ in millions 1999 - 2003 EBITDA (including Initiatives) $ 635 Cash Interest $ 113 Cash Taxes (50% Deferred) $ 75 CAPEX (including Turnarounds) $ 225 - $ 250 Required Debt Repayments $ 2 Free Cash Flow $ 195 - $ 220 2002 $ 220 $ 113 - $ 175 - $ 225 $ 2 ($ 70 - $ 120) 2000 - 2004 Less 2002 $ 750 $ 113 $ 90 $ 225 - $ 250 $ 2 $ 295 - $ 320 161

To Create Opportunities that Exceed Yesterday's Success... Vision Statement "...and Maximize Our Potential" 162

$45 0 1997 2003 2004 2001 2002 1999 2000 1998 $29.13 @ Nov.5, 2004 $14.87 Golden Eagle Acquisition Announced 2/5/02 $1.34 LOW FACT: Stock Price 163

$45 0 1997 2003 2004 2001 2002 1999 2000 1998 $29.13 @ Nov.5, 2004 $14.87 Golden Eagle Acquisition Announced 2/5/02 $1.34 LOW FACT: Stock Price 163

Remove the Misperceptions and Review the FACTS... ....and we believe you should conclude that we are undervalued! 164

EBITDA is presented on a trailing twelve months basis as of 9/30/04. See Appendix for detail on Tesoro calculation. EBITDA for peers is presented on a trailing twelve months basis as of 9/30/04 and taken from Reports on Form 10-K, 10-Q and 8-K and is computed in a similar manner as Tesoro's calculation in note (a). (c) Net debt is defined as total debt minus cash. Tesoro reported net debt of $1.0 billion at 9/30/04. (d) Enterprise Value represents an estimate of a company's total fair value calculated as total market capitalization, based on the closing share price as of 10/29/04 and average total diluted shares outstanding for the three months ending 9/30/04, plus total outstanding net debt as of 9/30/04. Enterprise value may not be comparable to similarly titled measures used by other entities. See Appendix for Enterprise Value calculation. TESORO TESORO PREMCOR SUNOCO VALERO EBITDA TTM as of 9/30/04 - $ in millions $ 860 (a) 797 (b) 1,252(b) 3,077(b) Cash as of 9/30/04 $ in millions $ 209 710 293 681 Total Debt as of 9/30/04 $ in billions $ 1.2 1.8 1.5 4.6 Total Debt / EBITDA 1.4x 2.3x 1.2x 1.5x Net Debt (c) / EBITDA 1.2x 1.4x 0.9x 1.3x Enterprise Value (d) $ in billions $ 3.1 4.7 6.8 15.8 Enterprise Value(d) / EBITDA 3.6x 5.9x 5.4x 5.1x Source: Company reports on Form 10-K, 10-Q and 8-K SEC filings FACT: Tesoro Is Undervalued 165

Source: Company reports on Form 10-K, 10-Q and 8-K SEC filings EBITDA is presented on a trailing twelve months basis as of 9/30/04. See Appendix for detail on Tesoro calculation. EBITDA for peers is presented on a trailing twelve months basis as of 9/30/04 and taken from Reports on Form 10-K, 10-Q and 8-K and is computed in a similar manner as Tesoro's calculation in note (a). (c) Net debt is defined as total debt minus cash. Tesoro reported net debt of $1.0 billion at 9/30/04. (d) Enterprise Value represents an estimate of a company's total fair value calculated as total market capitalization, based on the closing share price as of 10/29/04 and average total diluted shares outstanding for the three months ending 9/30/04, plus total outstanding net debt as of 9/30/04. Enterprise value may not be comparable to similarly titled measures used by other entities. See Appendix for Enterprise Value calculation. TESORO TESORO PREMCOR SUNOCO VALERO EBITDA ($ in millions) $ 860 (a) 797 (b) 1,252(b) 3,077(b) Cash as of 9/30/04 ($ in millions) $ 209 710 293 681 Total Debt as of 9/30/04 ($ in billions) $ 1.2 1.8 1.5 4.6 Total Debt / EBITDA 1.4x 2.3x 1.2x 1.5x Net Debt (c) / EBITDA 1.2x 1.4x 0.9x 1.3x Enterprise Value (d) ($ in billions) $ 3.1 4.7 6.8 15.8 Enterprise Value(d) / EBITDA 3.6x 5.9x 5.4x 5.1x FACT: Tesoro Is Undervalued $ 860(a) 5.9x 5.4x 5.1x Tesoro's Implied Stock Price $ 58.75 52.56 48.85 166

Summary We have exceeded every goal we have set Our challenge is to continue to exceed our expectations 2005 incentive compensation has two components: $60 million Business Improvement Initiatives Executive management has a target EPS of $3.85 167

Summary CONTINUED In any commodity environment our stock is still undervalued Ways to win with an investment in TSO: New business improvement initiatives should add incremental cash flow 168

These materials are visual supplements to an oral presentation meant to illustrate points explained in the presentation, and as such, are inherently incomplete outside the context of the presentation. No person should rely solely on these materials in making any judgment concerning Tesoro Petroleum Corporation.

Appendix

Tesoro Analyst Conference - 11/04 APPENDIX

TESORO TESORO TESORO PREMCOR SUNOCO VALERO Common Stock Share Price(a) Common Stock Share Price(a) $ 30.28 30.28 39.04 74.36 42.97 multiplied by Diluted Shares Outstanding in millions(b) 69.5 69.5 91.3 75.0 276.3(c) equals Equity Market Capitalization $ in billions $ 2.1 2.1 3.6 5.6 11.9 Equity Market Capitalization $ in billions Equity Market Capitalization $ in billions $ 2.1 2.1 3.6 5.6 11.9 plus Net Debt $ in billions $ 1.0 1.0 1.1 1.2 3.9 equals Enterprise Value $ in billions $ 3.1 3.1 4.7 6.8 15.8 Source: Company SEC filings (a) Common stock price information as of 10/29/04. (b) Diluted shares are the weighted average shares outstanding for the quarter ended 9/30/04. (c) Valero share information has been adjusted for a two for one stock split effective 10/7/04. Enterprise Value Calculations APPENDIX